UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 3, 2008

Community Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

0-18460	57-0866395
(Commission File Number)	(I.R.S. Employer Identification)

1402-C Highway 72, Greenwood, South Carolina 29649

(Address, Including Zip Code of Principal Executive Offices)

(864) 941-8200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Compensatory Arrangement of Certain Officers.

In order to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, CapitalBank, a wholly-owned subsidiary of Community Capital Corporation (the “Company”), entered into various amendments to the CapitalBank Salary Continuation Agreements that are maintained for the benefit of various officers of the Company. A copy of the amendments, which were executed on March 3, 2008 to be generally effective January 1, 2008, are attached hereto and incorporated by reference herein.

On March 3, 2008, the Company also entered into an employment agreement (the “Stevens Employment Agreement”) with William G. Stevens, the President and Chief Executive Officer of the Company and its wholly-owned subsidiary, CapitalBank. Unless it is terminated earlier according to provisions in the Stevens Employment Agreement, the agreement provides an initial three year term of employment. Thereafter, the term will automatically renew for successive one year terms, unless either party delivers written notice of intent not to renew to the other party not less than two hundred seventy calendar days prior to the expiration of the initial term or the then current renewal term. The initial base salary for Mr. Stevens will be $288,532, which amount is subject to annual review by the board of directors and may be increased. Mr. Stevens will be eligible to receive each fiscal year a performance-based annual incentive payment which shall be awarded and paid to Mr. Stevens each fiscal year as determined by the Board of Directors and will be based on specific performance criteria to be identified. Furthermore, Mr. Stevens will be eligible for the Company’s equity incentive program and for the grant of stock options, restricted stock and other similar awards. During the term of the Stevens Employment Agreement, the Company shall provide split dollar life insurance coverage on the life of Mr. Stevens in an amount of $1.2 million. Mr. Stevens shall be entitled to participate in any employee benefit plans generally available to employees of the Company or senior officers of the Company, and to all normal perquisites provided to senior officers of the Company, provided Mr. Stevens is otherwise qualified to participate in such plans or programs. The Stevens Employment Agreement also contains provisions relating to non-solicitation of customers and personnel and non-competition during the term of employment and the two years thereafter, as well as provision relating to the protection of confidential information.

The Stevens Employment Agreement may be terminated for death, disability or with or without cause. If the Company terminates Mr. Stevens without cause, the Company will pay to Mr. Stevens severance compensation, less applicable taxes and other deductions, equal to two times the aggregate cash salary and bonuses being paid at the time of termination. Such severance payment shall be payable without interest in equal monthly installments with the final installment due on the second anniversary of the date of the termination of Mr. Steven’s employment. The Company’s obligation to make the severance payments is expressly conditioned upon the execution and delivery by Mr. Stevens of a separation agreement and general release. In the event of a violation or breach by Mr. Stevens of certain non-competition and confidential information covenants set forth in the Stevens Employment Agreement, the Company shall be entitled to terminate the Company’s obligations to make the severance payments and to recover from Mr. Stevens the severance payments previously paid to Mr. Stevens.

In addition, the Employment Agreement may be terminated for good reason by Mr. Stevens during the period beginning 120 days before and ending 10 days following a change in control of the Company. If Mr. Stevens so terminates the Stevens Employment Agreement for good reason, then (1) the Company will pay him in a lump sum an amount equal to 2.99 times his then current annual aggregate cash compensation, and (2) any outstanding incentive awards, including restricted stock and options, granted under equity incentive arrangements shall fully vest and become exercisable, as applicable. The Company’s obligation to make such change in control payment is expressly conditioned upon the execution and delivery by Mr. Stevens of a separation agreement and general release.

In the event Mr. Stevens is a full-time employee of the Company, or of the acquirer of the Company, thirty days after the consummation by the Company of a change in control, Mr. Stevens will receive a retention bonus benefit equal to 2.99 times the then current annual aggregate cash compensation payable in a lump sum to Mr. Stevens. The Company’s obligation to pay such retention bonus is expressly conditioned upon the execution and delivery by Mr. Stevens of a release. In the event of a violation by Mr. Stevens of certain non-competition and confidential information covenants set forth in the Stevens Employment Agreement, the Company is under no obligation to pay the retention bonus and the Company may recover from Mr. Stevens the previously paid retention bonus. The Stevens Employment Agreement provides that in no event shall Mr. Stevens be entitled to receive both a change in control payment and a retention bonus.

In the event that the Company’s independent accountants determine that the payments provided for in the Stevens Employment Agreement constitute “excess parachute payments” under Section 280G of the Internal Revenue Code, and the amount that such payments exceed the permissible Section 280G limit is less than 20% of the aggregate amount of such payments, such payments shall be reduced to the point that such payments shall not be “excess parachute payments” under the Internal Revenue Code. However, in the event that the Company’s independent accountants determine that the aggregate amount of the payments otherwise payable to Mr. Stevens constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code, and the amount of the payments which exceeds the permissible Section 280G limit is at least 20% of the aggregate amount of such payments, Mr. Stevens shall be entitled to a tax gross-up which the Company shall pay or cause to be paid to Mr. Stevens.

Detailed definitions of the terms “cause”, “good reason,” “change in control”, “retention bonus”, “severance payment”, “tax gross-up” and other terms are contained in the Stevens Employment Agreement. The above is a brief description of selected provisions of the Stevens Employment Agreement and is qualified by in its entirety reference to the Stevens Employment Agreement, which is attached hereto as Exhibit 10.81 and incorporated herein by reference.

On March 3, 2008, the Company also entered into an employment agreement (the “Brewer Employment Agreement”) with R. Wesley Brewer, the Chief Financial Officer and Executive Vice-President of the Company. Unless it is terminated earlier according to provisions in the Brewer Employment Agreement, the agreement provides an initial three year term of employment. Thereafter, the term will automatically renew for successive one year terms, unless either party delivers written notice of intent not to renew to the other party not less than two hundred seventy calendar days prior to the expiration of the initial term or the then current renewal term. The initial base salary for Mr. Brewer will be $164,000, which amount is subject to annual review by the board of directors and may be increased. Mr. Brewer will be eligible to receive each fiscal year a performance-based annual incentive payment which shall be awarded and paid to Mr. Brewer each fiscal year as determined by the Board of Directors and will be based on specific performance criteria to be identified. Furthermore, Mr. Brewer will be eligible for the Company’s equity incentive program and for the grant of stock options, restricted stock and other similar awards. During the term of the Brewer Employment Agreement, the Company shall provide split dollar life insurance coverage on the life of Mr. Brewer in an amount of $1.44 million. Mr. Brewer shall be entitled to participate in any employee benefit plans generally available to employees of the Company or senior officers of the Company, and to all normal perquisites provided to senior officers of the Company, provided Mr. Brewer is otherwise qualified to participate in such plans or programs. The Brewer Employment Agreement also contains provisions relating to non-solicitation of customers and personnel and non-competition during the term of employment and the two years thereafter, as well as provision relating to the protection of confidential information.

The Brewer Employment Agreement may be terminated for death, disability or with or without cause. If the Company terminates Mr. Brewer without cause, the Company will pay to Mr. Brewer severance compensation, less applicable taxes and other deductions, equal to two times the aggregate cash salary and bonuses being paid at the time of termination. Such severance payment shall be payable without interest in equal monthly installments with the final installment due on the second anniversary of the date of the termination of Mr. Steven’s employment. The Company’s obligation to make the severance payments is expressly conditioned upon the execution and delivery by Mr. Brewer of a separation agreement and general release. In the event of a violation or breach by Mr. Brewer of certain non-competition and confidential information covenants set forth in the Brewer Employment Agreement, the Company shall be entitled to terminate the Company’s obligations to make the severance payments and to recover from Mr. Brewer the severance payments previously paid to Mr. Brewer.

In addition, the Employment Agreement may be terminated for good reason by Mr. Brewer during the period beginning 120 days before and ending 10 days following a change in control of the Company. If Mr. Brewer so terminates the Brewer Employment Agreement for good reason, then (1) the Company will pay him in a lump sum an amount equal to 2.99 times his then current annual aggregate cash compensation, and (2) any outstanding incentive awards, including restricted stock and options, granted under equity incentive arrangements shall fully vest and become exercisable, as applicable. The Company’s obligation to make such change in control payment is expressly conditioned upon the execution and delivery by Mr. Brewer of a separation agreement and general release.

In the event Mr. Brewer is a full-time employee of the Company, or of the acquirer of the Company, thirty days after the consummation by the Company of a change in control, Mr. Brewer will receive a retention bonus benefit equal to 2.99 times the then current annual aggregate cash compensation payable in a lump sum to Mr. Brewer. The Company’s obligation to pay such retention bonus is expressly conditioned upon the execution and delivery by Mr. Brewer of a release. In the event of a violation by Mr. Brewer of certain non-competition and confidential information covenants set forth in the Brewer Employment Agreement, the Company is under no obligation to pay the retention bonus and the Company may recover from Mr. Brewer the previously paid retention bonus. The Brewer Employment Agreement provides that in no event shall Mr. Brewer be entitled to receive both a change in control payment and a retention bonus.

In the event that the Company’s independent accountants determine that the payments provided for in the Brewer Employment Agreement constitute “excess parachute payments” under Section 280G of the Internal Revenue Code, and the amount that such payments exceed the permissible Section 280G limit is less than 20% of the aggregate amount of such payments, such payments shall be reduced to the point that such payments shall not be “excess parachute payments” under the Internal Revenue Code. However, in the event that the Company’s independent accountants determine that the aggregate amount of the payments otherwise payable to Mr. Brewer constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code, and the amount of the payments which exceeds the permissible Section 280G limit is at least 20% of the aggregate amount of such payments, Mr. Brewer shall be entitled to a tax gross-up which the Company shall pay or cause to be paid to Mr. Brewer.

Detailed definitions of the terms “cause”, “good reason,” “change in control”, “retention bonus”, “severance payment”, “tax gross-up” and other terms are contained in the Brewer Employment Agreement. The above is a brief description of selected provisions of the Brewer Employment Agreement and is qualified by in its entirety reference to the Brewer Employment Agreement, which is attached hereto as Exhibit 10.82 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) – (b) Not applicable.

(c) Exhibits.

Exhibit 10.60	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for Helen A. Austin

Exhibit 10.61	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for Sonja Hazel Hughes

Exhibit 10.62	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for Ralph W. Brewer

Exhibit 10.63	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for William G. Stevens

Exhibit 10.64	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for James A. Lollis

Exhibit 10.65	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for Walter G. Stevens

Exhibit 10.66	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for Taylor T. Stokes

Exhibit 10.67	Second Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 and Amended January 10, 2006 for Steve O. White

Exhibit 10.68	CapitalBank (fka The Bank of Abbeville) Salary Continuation Agreement Dated October 7, 2003 for Thomas D. Sherard, Jr.

Exhibit 10.69	First Amendment to the CapitalBank (fka The Bank of Abbeville) Salary Continuation Agreement Dated October 7, 2003 for Thomas D. Sherard, Jr.

Exhibit 10.70	CapitalBank (fka The Bank of Abbeville) Salary Continuation Agreement Dated October 7, 2003 for C. William Knapp, Jr.

Exhibit 10.71	First Amendment to the CapitalBank (fka The Bank of Abbeville) Salary Continuation Agreement Dated October 7, 2003 for C. William Knapp, Jr.

Exhibit 10.72	CapitalBank (fka The Bank of Abbeville) Salary Continuation Agreement Dated October 7, 2003 for Patricia P. Howie

Exhibit 10.73	First Amendment to the CapitalBank (fka The Bank of Abbeville) Salary Continuation Agreement Dated October 7, 2003 for Patricia P. Howie

Exhibit 10.74	CapitalBank Salary Continuation Agreement Dated June 1, 2004 for Tony Lawton

Exhibit 10.75	First Amendment to the CapitalBank Salary Continuation Agreement Dated June 1, 2004 for Tony Lawton

Exhibit 10.76	CapitalBank Salary Continuation Agreement Dated June 1, 2004 for Elaine Crawford

Exhibit 10.77	First Amendment to the CapitalBank Salary Continuation Agreement Dated June 1, 2004 for Elaine Crawford

Exhibit 10.78	CapitalBank Salary Continuation Agreement Dated June 1, 2004 for Chase Christopher

Exhibit 10.79	First Amendment to the CapitalBank Salary Continuation Agreement Dated June 1, 2004 for Chase Christopher

Exhibit 10.80	First Amendment to the CapitalBank Salary Continuation Agreement Dated December 14, 2006 for Cindy A. Pugh

Exhibit 10.81	Employment Agreement by and between Community Capital Corporation and William G. Stevens dated March 3, 2008

Exhibit 10.82	Employment Agreement by and between Community Capital Corporation and R. Wesley Brewer dated March 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY CAPITAL CORPORATION

Date: March 3, 2008	By:	/s/ R. Wesley Brewer
R. Wesley Brewer
Chief Financial Officer, Executive Vice President, and Secretary

Exhibit Index

Exhibit
10.60	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for Helen A. Austin

10.61	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for Sonja Hazel Hughes

10.62	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for Ralph W. Brewer

10.63	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for William G. Stevens

10.64	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for James A. Lollis

10.65	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for Walter G. Stevens

10.66	First Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 for Taylor T. Stokes

10.67	Second Amendment to the CapitalBank Salary Continuation Agreement Dated October 17, 2002 and Amended January 10, 2006 for Steve O. White

10.68	CapitalBank (fka The Bank of Abbeville) Salary Continuation Agreement Dated October 7, 2003 for Thomas D. Sherard, Jr.

10.69	First Amendment to the CapitalBank (fka The Bank of Abbeville) Salary Continuation Agreement Dated October 7, 2003 for Thomas D. Sherard, Jr.

10.70	CapitalBank (fka The Bank of Abbeville) Salary Continuation Agreement Dated October 7, 2003 for C. William Knapp, Jr.

10.71	First Amendment to the CapitalBank (fka The Bank of Abbeville) Salary Continuation Agreement Dated October 7, 2003 for C. William Knapp, Jr.

10.72	CapitalBank (fka The Bank of Abbeville) Salary Continuation Agreement Dated October 7, 2003 for Patricia P. Howie

10.73	First Amendment to the CapitalBank (fka The Bank of Abbeville) Salary Continuation Agreement Dated October 7, 2003 for Patricia P. Howie

10.74	CapitalBank Salary Continuation Agreement Dated June 1, 2004 for Tony Lawton

10.75	First Amendment to the CapitalBank Salary Continuation Agreement Dated June 1, 2004 for Tony Lawton

10.76	CapitalBank Salary Continuation Agreement Dated June 1, 2004 for Elaine Crawford

10.77	First Amendment to the CapitalBank Salary Continuation Agreement Dated June 1, 2004 for Elaine Crawford

10.78	CapitalBank Salary Continuation Agreement Dated June 1, 2004 for Chase Christopher

10.79	First Amendment to the CapitalBank Salary Continuation Agreement Dated June 1, 2004 for Chase Christopher

10.80	First Amendment to the CapitalBank Salary Continuation Agreement Dated December 14, 2006 for Cindy A. Pugh

10.81	Employment Agreement by and between Community Capital Corporation and William G. Stevens dated March 3, 2008

10.82	Employment Agreement by and between Community Capital Corporation and R. Wesley Brewer dated March 3, 2008